Tribune Company
Harbor Mid Cap Value Fund has been named as a defendant and/or as a putative member of a proposed defendant class in Kirschner v.
FitzSimons (In re Tribune Co.), No. 12-2652
(S.D.N.Y.) (the "FitzSimons action"); Deutsche
Bank v. Ohlson Enterprises, No. 12-0064
(S.D.N.Y.) (the "Deutsche Bank action"); and Niese
v. ABN AMRO Clearing Chicago LLC, No. 12-
0555 (S.D.N.Y.) (the "Niese action"), as a result of its ownership of shares in the Tribune Company
("Tribune") in 2007, when Tribune effected a leveraged buyout transaction ("LBO") by which Tribune converted to a privately-held company. The plaintiffs in these lawsuits have asserted claims for fraudulent conveyance against Harbor Mid Cap
Value Fund and other former Tribune shareholders.

All three lawsuits have been consolidated with the majority of the other Tribune-related lawsuits in the multidistrict litigation proceeding In re Tribune Co.
Fraudulent Conveyance Litig., No. 11-2296
(S.D.N.Y.) (the "MDL Proceeding").

On September 23, 2013, the District Court granted the defendants' omnibus motion to dismiss the Deutsche Bank and Niese actions, on the basis that the plaintiffs lacked standing. The plaintiffs appealed. On March 29, 2016, the U.S. Court of
Appeals for the Second Circuit issued its opinion on the appeal, affirming the district court's dismissal of those lawsuits. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy
Code, as amended (the "Bankruptcy Code"), their claims were preempted by Section 546(e) of the Bankruptcy Code-the statutory safe harbor for settlement payments. Plaintiffs sought rehearing en banc, which the Second Circuit denied. On
September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit's decision, which the shareholder defendants opposed. On April 3, 2018, Justice Kennedy and Justice Thomas issued a
"Statement" related to the petition for certiorari suggesting that the Second Circuit and/or District
Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme
Court's decision in Merit Management Group LP v.
FTI Consulting, Inc. On April 10, 2018, plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20,
2018, the shareholder defendants filed a response to plaintiffs' motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate "in anticipation of further panel review." On December 19, 2019, the court issued an amended opinion that again affirmed the district court's ruling on the basis that plaintiffs' claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020.
The motion was denied on February 6, 2020.  On
July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, plaintiffs stated that "[t]o make it more likely that there will be a quorum for this petition," they have "abandon[ed] the case and let the judgment below stand" with respect to certain defendants. That list did not include the Harbor Mid
Cap Value Fund. Defendants filed an opposition to the certiorari petition on August 26, 2020.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S.
federal law. On January 6, 2017, the United States
District Court for the Southern District of New
York granted the shareholder defendants' motion to dismiss and denied plaintiff's request to amend the complaint. The Court's order was not immediately appealable. On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The Court denied the plaintiff's request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court's ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District
Court ordered that the request would be stayed pending further action by the Second Circuit in the still pending appeal, discussed above. On December
18, 2018, plaintiff filed a letter with the District
Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff's intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On
January 14, 2019, the court held a case management conference, during which the court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation within the following two months. On
April 9, 2019, the plaintiff filed a motion to amend the complaint to add constructive fraudulent conveyance claims under federal law against certain shareholder defendants. The court denied the motion to amend on April 23, 2019. On June 13,
2019, the court entered judgment pursuant to Federal Rule of Civil Procedure 54(b). On July 12,
2019, Plaintiff filed a notice of appeal with respect to the dismissal of his intentional fraudulent conveyance claim and the District Court's denial of his motion for leave to amend. Plaintiff filed an opening brief on January 7, 2020. The shareholder defendants' brief was filed on April 27, 2020.
Plaintiff's reply brief was filed on May 18, 2020.
The Court held oral argument on August 24, 2020.

None of these lawsuits alleges any wrongdoing on the part of Harbor Mid Cap Value Fund. Harbor
Mid Cap Value Fund held shares of Tribune and tendered these shares as part of Tribune's LBO. The value of the proceeds received by Harbor Mid Cap
Value Fund was approximately $299,000. Harbor
Mid Cap Value Fund's cost basis in the shares of Tribune was approximately $262,000. At this stage of the proceedings, Harbor Mid Cap Value Fund is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund's net asset value.